HENDERSON GLOBAL FUNDS
Henderson US Growth Opportunities Fund

Supplement dated February 16, 2017 to the
Prospectus and Summary Prospectus,
each dated November 30, 2016 and as amended December 15, 2016

This Supplement provides new information and modifies certain disclosure in the Prospectus and Summary Prospectus.  Investors should retain this Supplement with the Prospectus and Summary Prospectus for future reference.

Effective February 16, 2017, Michelle Picard, Portfolio Manager, has begun a temporary leave of absence and will not be involved in the day-to-day management of the Fund while on leave.

W. Scott Priebe, Portfolio Manager, and Derek Pawlak, Portfolio Manager, will continue to manage the Fund. Each of Messrs. Priebe and Pawlak has been a member of the Fund’s portfolio management team since inception in December 2014.